MERCURY LARGE CAP SERIES FUNDS, INC.

      Supplement dated December , 2002 to Prospectus dated January 30, 2002

     The Board of Directors of Mercury Large Cap Series Funds, Inc. ("Mercury Large Cap") has approved three separate Agreement and Plans of Reorganization whereby:

o (i) Merrill Lynch Large Cap Core Fund ("ML Core") will acquire substantially all of the assets of Mercury Large Cap Core Fund ("Mercury Core") and assume substantially all of the liabilities of Mercury Core in exchange for newly-issued shares of common stock of ML Core, (ii) Mercury Core will distribute such shares of common stock to its stockholders, and
     (iii) Mercury Core will be terminated as a series of Mercury Large Cap;

o (i) Merrill Lynch Large Cap Growth Fund ("ML Growth") will acquire substantially all of the assets of Mercury Large Cap Growth Fund ("Mercury Growth") and assume substantially all of the liabilities of Mercury Growth in exchange for newly-issued shares of common stock of ML Growth, (ii) Mercury Growth will distribute such shares of common stock to its stockholders, and (iii) Mercury Growth will be terminated as a series of Mercury Large Cap; and

o (i) Merrill Lynch Large Cap Value Fund ("ML Value") will acquire substantially all of the assets of Mercury Large Cap Value Fund ("Mercury Value") and assume substantially all of the liabilities of Mercury Value in exchange for newly-issued shares of common stock of ML Value, (ii) Mercury Value will distribute such shares of common stock to its stockholders, and
     (iii) Mercury Value will be terminated as a series of Mercury Large Cap.

     Mercury Core, Mercury Growth, Mercury Value, ML Core, ML Growth and ML Value are sometimes individually referred to as a "Fund." Mercury Core, Mercury Growth and Mercury Value are sometimes individually referred to as a "Target Fund." ML Core, ML Growth and ML Value are sometimes individually referred to as an "Acquiring Fund." The acquisition of a Target Fund's assets by an Acquiring Fund and the assumption of a Target Fund's liabilities by an Acquiring Fund is sometimes individually referred to as a "Target Fund Acquisition."

     Each Fund is a "feeder" fund that invests all of its assets in the corresponding Portfolio of Master Large Cap Trust. The Core Portfolio, the Growth Portfolio and the Value Portfolio have the same investment objectives as each of ML Core and Mercury Core, ML Growth and Mercury Growth, and ML Value and Mercury Value, respectively. If a Target Fund Acquisition takes place, a Target Fund shareholders will be entitled to receive the same or equivalent class of shares of the corresponding Acquiring Fund as such shareholder held in the Target Fund immediately prior to the Target Fund Acquisition. In connection with each Target Fund Acquisition, each Target Fund has suspended sales of its shares, other than pursuant to automatic investment plans, the automatic dividend reinvestment plan, certain 401(k) programs and college savings programs pursuant to Section 529 of the Internal Revenue Code of 1986, as amended, as of December 27, 2002.


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     Completion of a Target Fund Acquisition requires, among other things, the approval of the shareholders of the applicable Target Fund. A special meeting of each Target Fund's shareholders will be called to consider the applicable Target Fund Acquisition. If all of the required approvals are obtained, it is expected that each Target Fund Acquisition will take place during the first or second calendar quarter of 2003. In the event each Target Fund Acquisition is completed, Mercury Large Cap will be (i) deregistered as an investment company under the Investment Company Act of 1940, as amended, and (ii) dissolved under state law.